UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01 Regulation FD Disclosure.

Capital Expenditure Guidance

For fiscal year 2022, HollyFrontier Corporation (“HollyFrontier”) expects consolidated capital and turnaround cash spending guidance, inclusive of Holly Energy Partners, L.P. (“HEP”) and its subsidiaries as consolidated subsidiaries of HollyFrontier, as set forth in the table below:

	Expected Cash Spending Range
	(In Millions)
HollyFrontier Capital Expenditures
Refining and Marketing	$ 250.0	$ 270.0
Renewables	225.0	300.0
Lubricants & Specialties Products	45.0	60.0
Turnarounds & catalyst	70.0	100.0
Total HollyFrontier	$ 590.0	$ 730.0

HEP Capital Expenditures
Maintenance	$ 15.0	$ 20.0
Expansion and joint venture investment	5.0	10.0
Refining unit turnarounds	35.0	50.0
Total HEP	$ 55.0	$ 80.0
Total	$ 645.0	$ 810.0

Corporate Segment and Renewables Segment Updates

Beginning in the fourth quarter of 2020, activities associated with the conversion of HollyFrontier’s Cheyenne, Wyoming refinery to renewable diesel production, along with the construction of renewable diesel and pre-treatment units in Artesia, New Mexico were reported in HollyFrontier’s Corporate and Other segment.

The Cheyenne renewable diesel unit is mechanically complete and we expect to make our first sales of renewable diesel in the first quarter of 2022. The pre-treatment unit, located at the Artesia, New Mexico facility is expected to be completed in the first quarter of 2022, and the Artesia renewable diesel unit is now expected to be completed in the second quarter of 2022. As previously disclosed, we expect to spend a total of $800-900 million for all three projects. Beginning in the first quarter of 2022, renewable diesel operations will cease to be reported in HollyFrontier’s Corporate and Other segment and will be reported under a new Renewables reporting segment.

Refining Geographic Operating Data

As previously disclosed, on November 1, 2021, a wholly owned subsidiary of HollyFrontier, HollyFrontier Puget Sound Refining LLC, completed the acquisition of the Puget Sound refinery, the on-site cogeneration facility and related logistics assets located in Anacortes, Washington (the “Puget Sound Refinery”) from Equilon Enterprises LLC d/b/a Shell Oil Products US.

Beginning in the fourth quarter of 2021, Puget Sound Refinery operating data will be included in the West region within the Refining segment. The Mid-Continent region will continue to be comprised of the

Corporation’s El Dorado and Tulsa refineries, and the West region will be comprised of the Corporation’s Navajo, Woods Cross and Puget Sound refineries.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K report contains certain “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of historical fact included in this Form 8-K, including those under “Corporate Expenditure Guidance” and “Corporate Segment Guidance”, are forward-looking statements. Forward-looking statements use words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding our plans and objectives for future operations. Examples of forward-looking statements include, among others, the statements we make regarding future capital expenditures, future Corporate segment operating expenses, expected Renewables project capital expenditures, and the expected timing for completion of, or sales of renewable diesel from, the Renewables projects.

These statements are based on our beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that such expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to, the following: (i) HollyFrontier’s ability to successfully close the pending acquisition by HollyFrontier and HEP of Sinclair Oil Corporation and Sinclair Transportation Company (collectively, “Sinclair”, and such transactions, the “Sinclair Transactions”), or once closed, integrate the operations of Sinclair with its existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline; (ii) the satisfaction or waivers of the conditions precedent to the proposed Sinclair Transactions, including without limitation, the receipt of HollyFrontier stockholder approval for the issuance of HF Sinclair common stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions on the terms and timeline desired); (iii) risks relating to the value of HF Sinclair common stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and from sales by the Sinclair holders following the closing of the Sinclair Transactions; (iv) the cost and potential for a delay in closing as a result of litigation challenging the Sinclair Transactions; (v) HollyFrontier’s ability to successfully integrate the operation of the Puget Sound refinery with our existing operations; (vi) the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand; (vii) risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HollyFrontier’s markets; (viii) the spread between market prices for refined products and market prices for crude oil; (ix) the possibility of constraints on the transportation of refined products or lubricant and specialty products; (x) the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the workforce or in response to reductions in demand; (xi)

the effects of current and/or future governmental and environmental regulations and policies, including the effects of current and/or future restrictions on various commercial and economic activities in response to the COVID-19 pandemic; (xii) the availability and cost of financing to HollyFrontier; (xiii) the effectiveness of HollyFrontier’s capital investments and marketing strategies; (xiv) HollyFrontier’s efficiency in carrying out and consummating construction projects, including the ability to complete announced capital projects, such as the conversion of the Cheyenne Refinery to a renewable diesel facility and the construction of the Artesia renewable diesel unit and pretreatment unit, on time and within capital guidance; (xv) the ability to timely obtain or maintain permits, including those necessary for operations or capital projects; (xvi) the ability of HollyFrontier to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; (xvii) the possibility of terrorist or cyberattacks and the consequences of any such attacks; (xviii) general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States; (xix) a prolonged economic slowdown due to the COVID-19 pandemic could result in an impairment of goodwill and/or additional long-lived asset impairments; and (xx) other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier’s Securities and Exchange Commission filings, including the detailed risk factors and other cautionary statements set forth under the heading “Risk Factors” included in Item 1A in the HollyFrontier Annual Report on Form 10-K for the year ended December 31, 2020 and the HollyFrontier Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. All forward-looking statements included in this Form 8-K and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III,
Executive Vice President and Chief Financial Officer

Date: December 14, 2021